Federated Capital Income Fund (“Fund”)

Class A, Class B, Class C, Class F, Class R and Institutional Shares (“Class”)

Federated Floating Rate Strategic Income Fund

Class A, Class C, Class R6 and Institutional Shares

Federated Fund for U.S. Government Securities

Class A, Class B and Class C Shares

Federated Muni and Stock Advantage Fund

Class A, Class B, Class C, Class F and Institutional Shares

Federated Real Return Bond Fund

Class A, Class C and Institutional Shares

Federated Short-Term Income Fund

Class A, Class R6, Class Y, Institutional and Service Shares

Portfolio of Federated Income Securities Trust

This Rule 497(e) filing is submitted for the sole purpose of submitting the XBRL Interactive Data File exhibits for the revised Risk/Return Summary of the above-named Fund and Classes. This Interactive Data File relates to, and incorporates by reference, the supplement to the Prospectus for the Fund and Classes filed pursuant to Rule 497(e) on April 10, 2017, Accession No. 0001623632-17-000750. The exhibits filed herewith do not constitute the complete publicly filed disclosure for the Fund and its Classes, and should be used in conjunction with the complete prospectus for the Fund and its Classes, as revised.

Exhibit List for Interactive Data File Submissions.

EX-101.INS	INSTANCE
EX-101.SCH	SCHEMA
EX-101.DEF	DEFINITION LINKBASE
EX-101.LAB	LABEL LINKBASE
EX-101.PRE	PRESENTATION LINKBASE